Exhibit 99.1350CERT


   Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., Chief Executive Officer of WCMA Treasury
Fund and Master Treasury Trust (together, the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities
   Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 23, 2005


                                     /s/ Robert C. Doll, Jr.
                                     -----------------------
                                     Robert C. Doll, Jr.,
                                     Chief Executive Officer of
                                     WCMA Treasury Fund and
                                     Master Treasury Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to WCMA Treasury Fund and Master Treasury Trust and will be retained by WCMA Treasury Fund and Master Treasury Trust and furnished to the Securities and Exchange Commission or its staff upon request.



Exhibit 99.1350CERT


Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of WCMA Treasury Fund and Master Treasury Trust (together, the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities
   Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 23, 2005


                                     /s/ Donald C. Burke
                                     -------------------
                                     Donald C. Burke,
                                     Chief Financial Officer of
                                     WCMA Treasury Fund and
                                     Master Treasury Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to WCMA Treasury Fund and Master Treasury Trust and will be retained by WCMA Treasury Fund and Master Treasury Trust and furnished to the Securities and Exchange Commission or its staff upon request.